EUROPACIFIC  GROWTH  FUND
                                  Part B
                      Statement of Additional Information
                JUNE 1, 1998 (as amended August 17, 1998)

This document is not a prospectus but should be read in conjunction with the current prospectus of EuroPacific Growth Fund (the fund or EUPAC) dated June 1, 1998. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           EuroPacific Growth Fund
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS

ITEM                                                         PAGE NO.

Description of Certain Securities and Investment Techniques     1
Investment Restrictions                                         5
Fund Trustees and Officers                                      7
Management  .                                                  13
Dividends, Distributions and Federal Taxes.                    15
Purchase of Shares                                             19
Redeeming Shares                                               25
Shareholder Account Services and Privileges                    26
Execution of Portfolio Transactions                            28
General Information                                            29
Investment Results                                             31
Description of Bond Ratings                                    36
Financial Statements                                        attached

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."


INVESTING IN VARIOUS COUNTRIES - The fund may invest in securities issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the U.S., or by their agencies, authorities or instrumentalities, or by supranational entities organized or supported by several national governments. Investing outside the U.S. involves special risks (as described in the fund's Prospectus). Securities issued by non-U.S. governments may or may not be supported by the full faith and credit of the governmental entities. Additionally governmental issuers of non-U.S. securities may be unwilling to repay principal and interest when due and may require that the conditions for payment be renegotiated. The fund has no current intention (at least during the next 12 months) to invest more than 5% of its assets in securities issued by non-U.S. governmental entities.

The fund's assets will be invested with geographic flexibility; accordingly, investments may be made from time to time in issuers domiciled in, or governments of, developing countries. The fund's investment adviser currently does not intend to invest more than 20% of the fund's assets (taken at cost) in securities of issuers domiciled in, or governments of, developing countries.

The risks of investing outside the U.S. may be more pronounced for investments in developing countries, such as some of the countries of Southeast Asia, Latin America, Eastern Europe, and the Middle East. Although there is no universally accepted definition, a developing country may, for example, be in the initial stages of its industrialization cycle and/or have a lower per capita gross national product and/or have a low or middle income economy. In addition, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries. Furthermore, markets of developing countries may be more volatile and have lower trading volume (potentially affecting the liquidity of securities).

CURRENCY TRANSACTIONS - The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign currency exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of
securities it has contracted to purchase.    A forward currency contract is an
obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund will segregate liquid assets which will be marked to market daily to meet its forward commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code (the Code) may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

The fund's assets may also be invested in securities through depositary receipts which may be denominated in various currencies. For example, the fund may purchase American Depositary Receipts which are U.S. dollar denominated securities of non-U.S. issuers designed for use in the U.S. securities markets and which represent and may be converted to the underlying security.

U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations (certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or may be redeemed, in one year or less.

OTHER SECURITIES - The fund may also invest in securities that have both equity and debt characteristics such as non-convertible preferred stocks and convertible securities. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of
the issuer.   The fund may invest in convertible securities rated in a variety of credit quality categories, including those rated as low as C by Moody's Investors Service, Inc. or D by Standard & Poor's Corporation. The fund has no current intention (at least during the next 12 months) to invest more than 5% of its assets in convertible securities rated below A by Moody's or S&P.

WARRANTS AND RIGHTS - In addition, the fund may purchase warrants, which are usually issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also invest in rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights generally expire in less than four weeks.

REPURCHASE AGREEMENTS - The fund has no current intention (at least during the next 12 months) to invest more than 5% of its assets in repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price.
Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company (the Investment Adviser). If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

144A SECURITIES - Normally, securities acquired in U.S. private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid (unless procedures for determining liquidity are adopted by the fund's Board of Trustees), and the fund may incur certain additional costs in disposing of such securities. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities.

The fund will not invest more than 10% of its assets in illiquid securities or more than 5% of its assets in securities which are subject to contractual restrictions on resale. Non-U.S. securities that can be freely traded in a foreign securities market and for which the facts and circumstances support a finding of liquidity are not included for the purposes of this limitation.

CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS:

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Subsequent to their purchase by the fund, certain bonds or notes may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the fund. Neither event requires the elimination of such obligations from the fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether the fund should continue to hold such obligations in its portfolio. If, however, as a result of a downgrade or otherwise, the fund holds more than 5% of its assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. The fund may not:

1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of the total assets, the fund may exceed the 5% limitation with regards to investments in the securities of any one foreign government);

 2. Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Invest more than 5% of its total assets in the securities of other investment companies; such investments shall be limited to 3% of the voting stock of any investment company provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that entering into foreign currency contracts shall not be prohibited by this restriction;

7. Invest more than 10% of the value of its total assets in securities which are not readily marketable or more than 5% of the value of its total assets in securities which are subject to legal or contractual restrictions on resale (except repurchase agreements) or engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933. The fund may buy and sell securities outside the U.S. which are not registered with the Securities and Exchange Commission or marketable in the U.S. without regard to this restriction. The fund may not enter into any repurchase agreement if, as a result, more than 10% of total assets would be subject to repurchase agreements maturing in more than seven days. (See "Repurchase Agreements" above);

8. Lend any of its assets; provided, however that entering into repurchase agreements, investment in government obligations, publicly traded bonds, debentures, other debt securities or in cash equivalents such as short term commercial paper, certificates of deposit, or bankers acceptances, shall not be prohibited by this restriction;

9. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

 10. Purchase securities on margin;

11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

 12. Mortgage, pledge or hypothecate its total assets to any extent;

13. Purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 15. Invest in puts, calls, straddles or spreads, or combinations thereof; or

16. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

In addition, it is a non-fundamental policy of the fund as to 75% of the fund's total assets, investments in any one issuer will be limited to no more than 10% of the voting securities of such issuer.

                           FUND TRUSTEES AND OFFICERS
                      TRUSTEES AND TRUSTEE COMPENSATION

NAME, ADDRESS        POSITION         PRINCIPAL           AGGREGATE               TOTAL                   TOTAL
AND AGE              WITH             OCCUPATION(S)       COMPENSATION            COMPENSATION            NUMBER
                     REGISTRANT       DURING PAST 5       (INCLUDING              (INCLUDING              OF FUND
                                      YEARS               VOLUNTARILY             VOLUNTARILY             BOARDS
                                      (POSITIONS          DEFERRED                DEFERRED                ON WHICH
                                      WITHIN THE          COMPENSATION/1/)        COMPENSATION/1/)        TRUSTEE
                                      ORGANIZATIONS       FROM FUND DURING        FROM ALL FUNDS          SERVES
                                      LISTED MAY          FISCAL YEAR             MANAGED BY              /3/
                                      HAVE CHANGED        ENDED 3/31/98           CAPITAL RESEARCH
                                      DURING THIS                                 AND MANAGEMENT
                                      PERIOD)                                     COMPANY/2/ FOR THE
                                                                                  YEAR ENDED
                                                                                  3/31/98

Elisabeth            Trustee          Administrative Director,   $20,950                 $40,650                 2.00
Allison                               ANZI, Ltd.
ANZI, Ltd.                            (financial
1770                                  publishing
Massachusetts                         and
Ave.                                  consulting);
Cambridge, MA                         Publishing
02140                                 Consultant,
Age:  51                              Harvard
                                      Medical
                                      School;
                                      former Senior
                                      Vice
                                      President,
                                      Planning and
                                      Development,
                                      McGraw Hill,
                                      Inc.

Michael R.           Trustee          Chairman of         $17,750                 $34,250                 2
Bonsignore                            the Board and
Honeywell                             Chief
Plaza                                 Executive
P.O. Box 524                          Officer,
Minneapolis,                          Honeywell
MN  55440                             Inc.
Age:  57

+David I.            Trustee          Chairman of         None/4/                 None/4/                 2.00
Fisher                                the Board,
333 South                             The Capital
Hope Street                           Group
Los Angeles,                          Companies,
CA  90072                             Inc.;
Age:  58                              Chairman of
                                      the Board,
                                      Capital
                                      Guardian
                                      Trust Company

Robert A. Fox        Trustee          President and       $19,550/5/              $90,917                 5.00
P.O. Box 457                          Chief
Livingston,                           Executive
CA 95334                              Officer,
Age:  61                              Foster Farms,
                                      Inc.; former
                                      President,
                                      Revlon
                                      International;  former
                                      Chairman and
                                      Chief
                                      Executive
                                      Officer,
                                      Clarke Hooper
                                      America
                                      (advertising)

Alan Greenway        Trustee          President,          $20,450                 $72,650                 4.00
7413 Fairway                          Greenway
Road                                  Associates,
La Jolla, CA                          Inc.
92037                                 (management
Age: 70                               consulting
                                      services)

+William R.          Trustee          Senior Vice         None/4/                 None/4/                 3.00
Grimsley                              President and
One Market                            Director,
Plaza                                 Capital
Steuart                               Research and
Tower, Suite                          Management
1800                                  Company
San
Francisco, CA
94105
Age: 60

Koichi Itoh          Trustee          Group Vice          $19,950                 $39,850                 2.00
Autosplice                            President,
Inc.                                  Autosplice
3-7-39                                Inc., former
Minami-cho                            President and
                                      Chief
Higashi-Kurume City                    Executive
Tokyo, Japan                          Officer,
203-0031                              IMPAC
Age:  57                              (management
                                      consulting
                                      services);
                                      former
                                      Managing
                                      Partner,
                                      VENCA
                                      Management
                                      (venture
                                      capital)

++William H.         Trustee          President,          $19,400/5/              $74,950                 4.00
Kling                                 Minnesota
45 East                               Public Radio;
Seventh                               President,
Street                                Greenspring
St. Paul, MN                          Co.; former
55101                                 President,
Age:  56                              American
                                      Public Radio
                                      (now Public
                                      Radio
                                      International)

John G.              Trustee          The IBJ             $19,150/5/              $151,200                7.00
McDonald                              Professor of
Graduate                              Finance,
School of                             Graduate
Business                              School of
Stanford                              Business,
University                            Stanford
Stanford, CA                          University
94305
Age: 61

++William I.         Trustee          Chairman of         $20,950                 $41,850                 2.00
Miller                                the Board,
500                                    Irwin
Washington                            Financial
Street                                Corporation
Box 929
Columbus, IN
47202
Age:  42

Kirk P.              Trustee          Chairman/Chief Executive   $19,550                 $93,084                 5
Pendleton                             Officer,
Cairnwood,                            Cairnwood,
Inc.                                  Inc. (venture
75 James Way                          capital
Southhampton,                         investment)
PA  18966
Age:  58

Donald E.            Trustee          Former              $19,650/5/              $67,450                 4.00
Petersen                              Chairman of
222 East                              the Board and
Brown, Suite                          Chief
460                                   Executive
Birmingham,                           Officer, Ford
MI 48009                              Motor
Age: 71                               Company

+Walter P.           Chairman         Chairman,           None/4/                 None/4/                 8.00
Stern                of               Capital Group
630 Fifth            the Board        International, Inc.;
Avenue                                Chairman,
New York, NY                          Capital
10111                                 International, Inc.; Vice
Age:  69                              Chairman,
                                      Capital
                                      Research
                                      International, Inc.;
                                      Director,
                                      Temple-Inland
                                      Inc. (forest
                                      products)

+Thierry             President        Director,           None/4/                 None/4/                 2.00
Vandeventer          and              Capital
3 Place des          Trustee          Research and
Bergues                               Management
1201 Geneva,                          Company
Switzerland
Age:  62



 + Trustees who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 ++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

  1 Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the Trustee.

  2 Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

 3 Includes funds managed by Capital Research and Management Company and affiliates.

 4 David I. Fisher, William R. Grimsley, Walter P. Stern and Thierry Vandeventer are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

 5 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended March 31, 1998 for participating Trustees is as follows:
Michael R. Bonsignore ($19,844), Robert A. Fox ($142,358), Koichi Itoh ($34,579), William H. Kling ($80,517), John G. McDonald ($79,739), William I. Miller ($35,675), Kirk P. Pendleton ($31,835), Donald E. Petersen ($20,472). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee.


                                  OFFICERS

NAME AND ADDRESS                  AGE      POSITION(S) HELD         PRINCIPAL OCCUPATION(S) DURING
                                           WITH REGISTRANT          PAST 5 YEARS

Stephen E. Bepler                 55       Executive Vice           Senior Vice President, Capital
630 Fifth Avenue                           President                Research Company
New York, NY  10111

Mark E. Denning                   40       Executive Vice           Senior Vice President and Director,
25 Bedford Street                          President                Capital Research Company; Director,
London, England                                                     Capital Research and Management
                                                                    Company

Robert W. Lovelace                35       Senior Vice              Executive Vice President and
11100 Santa Monica Blvd.                   President                Director, Capital Research Company;
Los Angeles, CA  90025                                              Vice President, Capital Research and
                                                                    Management Company

Janet A. McKinley                 43       Senior Vice              Senior Vice President, Capital
630 Fifth Avenue                           President                Research Company; Director, Capital
New York, NY  10111                                                 Research and Management Company

Alwyn Heong                       38       Vice President           Vice President, Capital Research
630 Fifth Avenue                                                    Company
New York, NY  10111

Hiromi Ishikawa                   36       Vice President           Vice President, Capital Research
Yamato Seimei Building                                              Company
14/th/ Floor
1-1-7 Uchisaiwaicho,
Chiyoda-ku
Tokyo 100, Japan

Vincent P. Corti                  41       Secretary                Vice President - Fund Business
333 South Hope Street                                               Management Group, Capital Research
Los Angeles, CA  90071                                              and Management Company

R. Marcia Gould                   43       Treasurer                Vice President - Fund Business
135 South State College                                             Management Group, Capital Research
Blvd.                                                               and Management Company
Brea, CA  92821




All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Trustee or officer who is a director, officer or employee of the Investment Adviser. Each unaffiliated Trustee is paid a fee of $15,000 per annum, plus $1,000 for each Board of Trustees meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of May 1, 1998 the officers and Trustees of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, unless sooner terminated, will continue until March 31, 1999 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and
(ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons who perform executive, administrative, clerical and bookkeeping functions of the fund; provides suitable office space and utilities; and provides necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser.

The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; expenses pursuant to the fund's Plan of Distribution (described below); costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the fund (including stock certificates, registration and qualification fees and expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Trustees not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

The Investment Adviser will reimburse the fund to the extent that the fund's annual operating expenses, exclusive of taxes, interest, brokerage costs, distribution expenses and extraordinary expenses such as litigation and acquisitions, exceed the expense limitations applicable to the fund imposed by state securities laws or any regulations thereunder. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses would be excluded from this limit. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The fund might be eligible to exclude certain additional expenses, such as expenses of maintaining foreign custody of certain portfolio securities by obtaining a waiver of such limit from California.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.69% on the first $500 million of the fund's average net assets, 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion, 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion, 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion, 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion, 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion, 0.45% of such assets in excess of $10.5 billion but not exceeding $17 billion, and 0.445% of such assets in excess of $17 billion. During the fiscal years ended March 31, 1998, 1997 and 1996, the Investment Adviser's total fees amounted to $90,507,000, $70,142,000 and $51,034,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended March 31, 1998 amounted to $10,044,000 after allowance of $50,962,000 to dealers. During the fiscal years ended March 31, 1997 and 1996 the Principal Underwriter retained $10,806,000 and $11,178,000, respectively after an allowance of $55,552,000 and $59,403,000 respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund are committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. Expenditures under the Plan are reviewed quarterly, and the Plan must be renewed annually by the Board of Trustees.

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees).
During the fiscal year ended March 31, 1998, the fund paid $45,288,000 under the Plan. As of March 31, 1998 accrued and unpaid distribution expenses were $3,460,000.

The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Code. Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of its investment company taxable income that it retains.

To qualify as a regulated investment company, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The amount of any realized gain or loss on closing out a forward currency contracts such as a forward commitment for the purchase or sale of foreign currency will generally result in ordinary income or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. Such distributions, whether paid in cash or re-invested in shares, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or capital gain distribution record date.

Dividends and capital gain distributions generally are taxable to shareholders at the time they are paid. However, such dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend and/or capital gain distributions no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so.

The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year on forward currency contract transactions as discussed above). Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

Under the Code, the fund's taxable income for each year will be computed without regard to any net foreign currency loss and net capital loss attributable to transactions after October 31, and any such net foreign currency loss and net capital loss will be treated as arising on the first day of the following taxable year.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20% and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, some individuals are entitled to establish and contribute to an Individual Retirement Account (IRA) each year without regard to extension (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax situations.


                             PURCHASE OF SHARES

METHOD               INITIAL INVESTMENT                        ADDITIONAL INVESTMENTS

                     See "Investment Minimums and Fund         $50 minimum (except where a lower
                     Numbers" for initial                      minimum is noted under "Investment
                     investment minimums.                      Minimums and Fund Numbers").

By contacting        Visit any investment dealer who is        Mail directly to your investment
your investment      registered in the state where the         dealer's address printed on your
dealer               purchase is made and who has a            account statement.
                     sales agreement with American Funds
                     Distributors.

By mail              Make your check payable to the fund       Fill out the account additions form at
                     and mail to the address indicated         the bottom of a recent account
                     on the account application.  Please       statement, make your check payable to
                     indicate an investment dealer on          the fund, write your account number on
                     the account application.                  your check, and mail the check and
                                                               form in the envelope provided with
                                                               your account statement.

By telephone         Please contact your investment            Complete the "Investments by Phone"
                     dealer to open account, then follow       section on the account application or
                     the procedures for additional             American FundsLink Authorization Form.
                     investments.                              Once you've establish the privilege,
                                                               you, your financial advisor or any
                                                               person with your account information
                                                               can call American FundsLine(r) and make investments by telephone
(subject
                                                               to conditions noted in "Telephone and
                                                               Computer Purchases, Redemptions and
                                                               Exchanges" below).

By computer          Please contact your investment            Complete the American FundsLink
                     dealer to open account, then follow       Authorization Form.  Once you've
                     the procedures for additional             established the privilege, you, your
                     investments.                              financial adviser or any person with
                                                               your account information can access
                                                               American FundsLine OnLine(sm) on the
                                                               Internet and make investments by
                                                               computer (subject to conditions noted
                                                               in "Telephone and Computer Purchases,
                                                               Redemptions and Exchanges" below).

By wire              Call 800/421-0180 to obtain               Your bank should wire your additional
                     your account number(s), if                investments in the same manner as
                     necessary.  Please indicate an            described under "Initial Investment."
                     investment dealer on the account.
                     Instruct your bank to wire funds
                     to:
                     Wells Fargo Bank
                     155 Fifth Street, Sixth Floor
                     San Francisco, CA 94106
                     (ABA #121000248)
                     For credit to the account of:
                     American Funds Service
                     Company a/c #4600-076178
                     (fund name)
                     (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.





INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                          MINIMUM           FUND
                                                                              INITIAL           NUMBER
                                                                              INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                                   02
                                                                              $1,000
American Balanced Fund(r)                                                                       11
                                                                              500
American Mutual Fund(r)                                                                         03
                                                                              250
Capital Income Builder(r)                                                                       12
                                                                              1,000
Capital World Growth and Income Fund(sm)                                                        33
                                                                              1,000
EuroPacific Growth Fund(r)                                                                      16
                                                                              250
Fundamental Investors(sm)                                                                       10
                                                                              250
The Growth Fund of America(r)                                                                   05
                                                                              1,000
The Income Fund of America(r)                                                                   06
                                                                              1,000
The Investment Company of America(r)                                                            04
                                                                              250
The New Economy Fund(r)                                                                         14
                                                                              1,000
New Perspective Fund(r)                                                                         07
                                                                              250
SMALLCAP World Fund(r)                                                                          35
                                                                              1,000
Washington Mutual Investors Fund(sm)                                                            01
                                                                              250
BOND FUNDS

American High-Income Municipal Bond Fund(r)                                                     40
                                                                              1,000
American High-Income Trust(sm)                                                                  21
                                                                              1,000
The Bond Fund of America(sm)                                                                    08
                                                                              1,000
Capital World Bond Fund(r)                                                                      31
                                                                              1,000
Intermediate Bond Fund of America(sm)                                                           23
                                                                              1,000
Limited Term Tax-Exempt Bond Fund of America(sm)                                                43
                                                                              1,000
The Tax-Exempt Bond Fund of America(r)                                                          19
                                                                              1,000
The Tax-Exempt Fund of California(r)*                                                           20
                                                                              1,000
The Tax-Exempt Fund of Maryland(r)*                                                             24
                                                                              1,000
The Tax-Exempt Fund of Virginia(r)*                                                             25
                                                                              1,000
U.S. Government Securities Fund(sm)                                                             22
                                                                              1,000
MONEY MARKET FUNDS
The Cash Management Trust of America(r)                                                         09
                                                                              2,500
The Tax-Exempt Money Fund of America(sm)                                                        39
                                                                              2,500
The U.S. Treasury Money Fund of America(sm)                                                     49
                                                                              2,500
___________
*Available only in certain states.





For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


AMOUNT OF PURCHASE                                            SALES CHARGE AS             DEALER
AT THE OFFERING PRICE                                         PERCENTAGE OF THE:          CONCESSION
                                                                                          AS PERCENTAGE
                                                                                          OF THE
                                                                                          OFFERING
                                                                                          PRICE

                                                              NET AMOUNT     OFFERING
                                                              INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                                             6.10%          5.75%        5.00%

$50,000 but less than $100,000                                4.71           4.50         3.75

BOND FUNDS

Less than $25,000                                             4.99           4.75         4.00

$25,000 but less than $50,000                                 4.71           4.50         3.75

$50,000 but less than $100,000                                4.17           4.00         3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000                               3.63           3.50         2.75

$250,000 but less than $500,000                               2.56           2.50         2.00

$500,000 but less than $1,000,000                             2.04           2.00         1.60

$1,000,000 or more                                            none           none         (see below)




Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within 12 months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations and endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the Transfer Agent). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially, directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.


                             REDEEMING SHARES

By writing to American Funds Service         Send a letter of instruction specifying the name of
Company (at the appropriate address          the fund, the number of shares or dollar amount to
indicated under "Fund Organization and       be sold, your name and account number.  You should
Management - Principal Underwriter and       also enclose any share certificates you wish to
Transfer Agent" in the prospectus)           redeem.  For redemptions over $50,000 and for
                                             certain redemptions of $50,000 or less (see below),
                                             your signature must be guaranteed by a member firm
                                             of a domestic stock exchange or the National
                                             Association of Securities Dealers, Inc., bank,
                                             savings association or credit union that is an
                                             eligible guarantor institution.  You should verify
                                             with the institution that it is an eligible
                                             guarantor prior to signing.  Additional
                                             documentation may be required for redemption of
                                             shares held in corporate, partnership or fiduciary
                                             accounts.  Notarization by a Notary Public is not
                                             an acceptable signature guarantee.

By contacting your investment dealer         If you redeem shares through your investment
                                             dealer, you may be charged for this service.
                                             SHARES HELD FOR YOU IN YOUR INVESTMENT DEALER'S
                                             STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

You may have a redemption check sent         You may use this option, provided the account is
to you by using American FundsLine(r)        registered in the name of an individual(s), a
or American FundsLine OnLine(sm) or by       UGMA/UTMA custodian, or a non-retirement plan
telephoning, faxing, or telegraphing         trust.  These redemptions may not exceed $50,000
American Funds Service Company               per shareholder, per day, per fund account and the
(subject to the conditions noted in          check must be made payable to the shareholder(s) of
this section and in "Telephone and           record and be sent to the address of record
Computer Purchases, Sales and                provided the address has been used with the account
Exchanges" in the prospectus)                for at least 10 days.  See "Fund Organization and
                                             Management - Principal Underwriter and Transfer
                                             Agent" in the prospectus and "Exchange Privilege"
                                             below for the appropriate telephone or fax number.

In the case of the money                     Upon request (use the account application for the
market funds, you may have redemptions       money market funds) you may establish telephone
wired to your bank by telephoning            redemption privileges (which will enable you to
American Funds Service Company ($1,000       have a redemption sent to your bank account) and/or
or more) or by writing a check ($250         check writing privileges.  If you request check
or more)                                     writing privileges, you will be provided with
                                             checks that you may use to draw against your
                                             account.  These checks may be made payable to
                                             anyone you designate and must be signed by the
                                             authorized number of registered shareholders
                                             exactly as indicated on your checking account
                                             signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within 12 months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record, shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) and American FundsLine OnLine(sm) (see "American FundsLine(r) and American FundsLine OnLine(sm)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.
AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(sm) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(sm). To use this service, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(sm) are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers" above), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r) and American FundsLine OnLine(sm)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended March 31, 1998, 1997 and 1996, amounted to $22,795,000, $18,418,000 and
$17,493,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $14,109,000 for the fiscal year ended March 31, 1998.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information from the Annual Report, have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on March 31.
Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Trustees. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

REMOVAL OF TRUSTEES BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Trustees, as though the fund were a common-law trust. Accordingly, the Trustees of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

SHAREHOLDER VOTING RIGHTS - All shares of the fund have equal voting rights and may be voted in the elections of Trustees and on other matters submitted to the vote of shareholders. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of at least 10% of the outstanding shares. At such meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the fund, except that amendments may be made upon the sole approval of the Trustees to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code; however, the Trustees shall not be held liable for failing to do so. If not terminated by the vote or written consent of a majority of the outstanding shares, the fund will continue indefinitely.
The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this statement of additional information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
   MAXIMUM OFFERING PRICE PER SHARE -- MARCH 31, 1998

Net asset value and redemption price per share

  (Net assets divided by shares outstanding)                 $29.56

Maximum offering price per share

  (100/94.25 of net asset value per share, which takes

    into account the fund's current maximum sales            $31.36
charge)



                  INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 1.19% based on a 30-day (or one month) period ended March 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

  Where: a = dividends and interest earned during the period.

   b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

   d = the maximum offering price per share on the last day of the period.

The fund's one year total return and average annual total return for the five- and ten-year periods ended March 31, 1998 were 14.01%, 15.03% and 13.50%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing and fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results set forth below were calculated as described in the fund's Prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all) those funds have had better total returns than their comparable Lipper indexes in 124 of 133 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                     EUPAC VS. VARIOUS UNMANAGED INDICES

Period                                                   MSCI
4/1 - 3/31         EUPAC                S&P 500/1/       EAFE/2/

1988 - 1998        254.7%               464.7%           87.9%

1987 - 1997        217.0%               250.1%           84.5%

1986 - 1996        252.9%               268.5%           192.5%

1985 - 1995        354.8%               283.9%           382.3%

1984* - 1998       706.6%               973.4%           586.5%




/1/ The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/2/ The Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is an arithmetical average, weighted by market value, of the more than 1,000 securities listed on the stock exchanges of Europe, Australia, New Zealand and the Far East.

* From inception on April 16, 1984.


IF YOU ARE CONSIDERING EUPAC FOR AN INDIVIDUAL RETIREMENT ACCOUNT .  .  .
 Here's how much you would have if you had invested $2,000 a year in the fund:

1 Year                    5 Years            10 Years              Lifetime

(4/1/97 -                 (4/1/93 -          (4/1/88 -             (4/16/84 -
3/31/98)                  3/31/98)           3/31/98)              3/31/98)

$2,280                    $15,307            $43,052               $90,944



                      ___________________________________

SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...


                                                            ...and taken all distributions
If you had invested                                         in shares, your investment
$10,000 in EUPAC                                            would have been worth this
this many years ago...                                      much at March 31, 1998
                                    Periods
Number of Years                     4/1  -  3/31            Value
1                                   1997-1998               $11,401

2                                   1996-1998               13,214

3                                   1995-1998               15,838

4                                   1994-1998               15,946

5                                   1993-1998               20,137

6                                   1992-1998               21,685

7                                   1991-1998               24,226

8                                   1990-1998               26,426

9                                   1989-1998               30,922

10                                  1988-1998               35,465

 11                                 1987-1998               38,345

12                                  1986-1998               49,468

13                                  1985-1998               76,404

Lifetime*                           1984-1998               80,656


 (*  from inception on April 16, 1984)
___________________________________

Illustration of a $10,000 investment in EUPAC with dividends reinvested (For the lifetime of the fund April 16, 1984 through March 31, 1998)

                  COST OF SHARES                                               VALUE OF SHARES

Fiscal                                      Total          From           From              From
Year End     Annual        Dividends        Investment     Initial        Capital Gains     Dividends        Total
March 31     Dividends     (cumulative)     Cost           Investment     Reinvested        Reinvested       Value

1985*        $69           $69              $10,069        $9,876         $--               $72              $9,948

1986         35            104              10,104         15,206         --                162              15,368

1987         118           222              10,222         18,489         1,006             332              19,827

1988         491           713              10,713         17,370         3,213             854              21,437

1989         316           1,029            11,029         18,379         4,969             1,238            24,586

1990         527           1,556            11,556         19,760         7,128             1,874            28,762

1991         656           2,212            12,212         20,845         7,883             2,653            31,381

1992         611           2,823            12,823         22,857         8,645             3,555            35,057

1993         538           3,361            13,361         24,238         9,167             4,349            37,754

1994         515           3,876            13,876         30,151         11,557            5,962            47,670

1995         716           4,592            14,592         28,695         12,927            6,385            48,007

1996         1,132         5,724            15,724         33,352         15,547            8,634            57,533

1997         1,063         6,787            16,787         36,676         19,366            10,630           66,672

1998         1,156         7,943            17,943         40,604         26,958            13,094           80,656




The dollar amount of capital gain distributions during the period was $16,100. (* from inception on April 16, 1984)

                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and , in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."



EuroPacific Growth Fund
Investment Portfolio, March 31, 1998



                                                                                  Largest             Percent
                                                                               Individual              of Net
Industry Diversification                                                         Holdings              Assets
Percent of Net Assets
16.38% Telecommunications                                                     Mannesmann                2.42%
9.25%  Banking                                                                   Novartis                 2.38
6.69%  Health & Personal Care                                        Telefonica de Espana                 2.01
4.52%  Broadcasting & Publishing                                                    Astra                 1.93
4.14%  Energy Sources                                              Bayerische Motoren Werke               1.61
49.43% Other Industries                                               Bank of Nova Scotia                 1.52
9.59%  Bonds, Cash and Equivalents                                              ING Groep                 1.46
                                                                    Telecom Italia Mobile                 1.40
                                                                                   Nestle                 1.38
                                                                      Telefonos de Mexico                 1.28


EQUITY SECURITIES
(common and preferred stocks and convertible debentures)
                                                                                Shares or      Market Percent
                                                                                Principal       Value  of Net
                                                                                   Amount  (Millions)  Assets
Telecommunications- 13.96%
Mannesmann AG (Germany)                                                            705,950   $ 516.456  2.42%
Telefonica de Espana, SA (Spain)                                                 9,285,000     409.041
Telefonica de Espana, SA (American Depositary Receipts)                            153,000      20.234    2.01
Telecom Italia Mobile SpA (Italy)                                               38,980,000     210.274
Telecom Italia Mobile SpA, savings shares                                       23,105,000      88.592    1.40
Telefonos de Mexico, SA de CV, Class L (American Depositary Receipts)
 (Mexico)                                                                        4,372,000     246.471
Telefonos de Mexico, SA de CV, Class L                                           9,612,500      27.206    1.28
France Telecom (France)                                                          4,320,000     227.724    1.07
Koninklijke PTT Nederland NV (Netherlands)                                       3,696,900     191.439     .90
Hong Kong Telecommunications Ltd. (Hong Kong)                                   71,223,905     147.077     .69
Orange PLC (United Kingdom) (1)                                                 22,570,200     143.608     .67
Tele Danmark AS, Class B (Denmark)                                               1,000,000      90.691
Tele Danmark AS, Class B (American Depositary Receipts)                          1,050,400      47.925     .65
Telefonica de Argentina SA, Class B (American Depositary Receipts)
 (Argentina)                                                                     3,438,050     130.861     .62
Telecom Italia SpA, savings shares (Italy)                                      16,565,100     101.153
Telecom Italia SpA                                                               1,500,000      11.822     .53
Deutsche Telekom AG (Germany)                                                    4,787,000     103.846     .49
Philippine Long Distance Telephone Co. (American Depositary
 Receipts) (Philippines)                                                         1,884,094      52.519
Philippine Long Distance Telephone Co.                                             793,120      22.154
Philippine Long Distance Telephone Co., convertible preferred shares,
 Series III (Global Depositary Receipts)                                           400,000      20.800     .45
Telecom Corp. of New Zealand Ltd. (New Zealand)                                 13,889,200      66.112
Telecom Corp. of New Zealand Ltd. (2)                                            4,107,000      19.549
Telecom Corp. of New Zealand Ltd. (American Depositary Receipts)                    63,600       2.445     .41
Telecomunicacoes Brasileiras SA, preferred nominative
 (American Depositary Receipts) (Brazil)                                           597,436      77.555     .37
British Telecommunications PLC (United Kingdom)                                  7,000,000      76.085     .36
Compania de Telecomunicaciones de Chile SA (American Depositary
 Receipts) (Chile)                                                               2,417,315      66.627     .31
Nippon Telegraph and Telephone Corp. (Japan)                                         7,300      60.833     .29
Mahanagar Telephone Nigam Ltd. (India)                                           6,850,000      45.597
Mahanagar Telephone Nigam Ltd. (Global Depositary Receipts) (1),(2)                570,600       9.800     .26
Telefonica del Peru SA, Class B (American Depositary Receipts) (Per              2,408,900      51.942     .24
Telecom Argentina SA, Class B (American Depositary Receipts) (Argen              1,209,600      43.319     .20
Portugal Telecom, SA (Portugal)                                                    795,000      41.327     .19
DDI Corp. (Japan)                                                                   12,400      30.534     .14
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. (American
 Depositary Receipts) (Indonesia)                                                  927,900      14.324
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                     8,370,000      13.528     .13
SK Telecom Co., Ltd. (South Korea) (1)                                              41,371      23.362     .11
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts) (India) (2)               1,711,309      20.964     .10
Vodafone Group PLC (American Depositary Receipts) (United Kingdom)                 105,000      10.907
Vodafone Group PLC                                                                 670,000       7.002     .09



Banking- 9.25%
Bank of Nova Scotia (Canada)                                                    11,988,200     324.930    1.52
ForeningsSparbanken AB, Class A (Sweden)                                         7,485,000     246.260    1.16
Westpac Banking Corp. (Australia)                                               22,620,130     151.519     .71
Royal Bank of Canada (Canada)                                                    2,502,700     148.458     .70
Australia and New Zealand Banking Group Ltd. (Australia)                        19,849,799     132.700     .62
Sakura Bank, Ltd. (Japan)                                                       32,369,000     114.944
Sakura Finance (Bermuda) Trust, convertible preference share units           1,614,000,000      10.602     .59
HSBC Holdings PLC (Hong Kong)                                                    3,830,000     117.151     .55
ABN AMRO Holding NV (Netherlands)                                                4,919,500     113.458     .53
Bank of Scotland (United Kingdom)                                                7,385,000      87.247     .41
Fuji Bank, Ltd. (Japan)                                                         10,018,000      60.168
Fuji JGB Investment LLC, 9.87% noncumulative preferred securities,
 Series A, perpetual (2)                                                      $26,000,000       25.740     .40
Tokai Bank, Ltd. (Japan)                                                         9,662,000      59.771     .28
Asahi Bank, Ltd. (Japan)                                                        12,594,000      51.529     .24
Banco de Santander, SA (Spain)                                                   1,000,000      49.784     .23
Allied Irish Banks, PLC (Ireland)                                                3,750,000      45.821     .22
STB Cayman Capital Ltd., 0.50% convertible debentures 2007 (Japan)         Y5,925,000,000       39.700     .19
Lloyds TSB Group PLC (United Kingdom)                                            2,034,000      31.683     .15
Grupo Financiero Banamex Accival, SA de CV, Class B (Mexico) (1)                 9,530,000      24.287
Grupo Financiero Banamex Accival, SA de CV, Class L (1)                          2,207,777       5.134     .14
Unibanco-Uniao de Bancos Brasileiros SA (Global Depositary Receipts)
 (Brazil)                                                                          800,000      29.000     .14
Societe Generale (France)                                                          137,408      27.484     .13
Mitsui Trust and Banking Co., Ltd. (Japan)                                       8,525,000      20.032
MTI Capital (Cayman) Ltd. 0.50% convertible debentures 2007                Y1,400,000,000        6.674     .12
Toyo Trust and Banking Co., Ltd. (Japan)                                         2,800,000      18.246     .09
MBL International Finance, 3.00% convertible debentures 2002 (Bermu           $15,000,000       15.506     .07
Bank of Montreal (Canada)                                                          120,000       6.471     .03
Kookmin Bank (Global Depositary Receipts) (South Korea) (2)                        430,226       3.162     .01
Shinhan Bank (South Korea) (1)                                                     477,196       2.496     .01
Hanil Bank (South Korea) (1)                                                     1,564,760       2.205     .01



Health & Personal Care- 6.69%
Novartis AG (Switzerland)                                                          286,733     506.784    2.38
AB Astra, Class A (Sweden)                                                      17,214,400     354.648
AB Astra, Class B                                                                2,832,267      56.228    1.93
Zeneca Group PLC (United Kingdom)                                                5,693,900     245.079    1.15
Glaxo Wellcome PLC (United Kingdom)                                              2,185,000      58.423
Glaxo Wellcome PLC (American Depositary Receipts)                                1,000,000      54.125     .53
SmithKline Beecham PLC (American Depositary Receipts) (United Kingd              1,000,000      62.562     .29
Shiseido Co., Ltd. (Japan)                                                       3,194,000      36.688     .17
Teva Pharmaceutical Industries Ltd. (American Depositary Receipts)
 (Israel)                                                                          800,000      34.200     .16
Synthelabo (France)                                                                128,000      17.756     .08



Multi-Industry- 5.78%
Siebe PLC (United Kingdom)                                                      11,500,000     250.571    1.17
Orkla AS, Class A (Norway)                                                       1,974,000     201.687
Orkla AS, Class B                                                                  500,000      45.519    1.16
Hutchison Whampoa Ltd. (Hong Kong)                                              28,265,000     198.813     .93
Swire Pacific Ltd., Class A (Hong Kong)                                         21,605,000     114.324     .54
Lend Lease Corp. Ltd. (Australia)                                                4,341,120     101.143     .47
Jardine Strategic Holdings Ltd. (Singapore - Incorporated in Bermud             16,553,343      45.356
Jardine Strategic Holdings Ltd. (American Depositary Receipts)                     300,000       1.644
Jardine Strategic Holdings Ltd., warrants, expire 1998 (1)                       1,375,000        .014     .22
Imasco Ltd. (Canada)                                                             1,150,000      46.208     .22
Suez Lyonnaise des Eaux (France)                                                   320,000      46.197     .22
Cie. Financiere Richemont AG, units, Class A (Switzerland)                          29,500      39.617     .19
Williams Holdings PLC (United Kingdom)                                           4,800,000      38.367     .18
TI Group PLC (United Kingdom)                                                    3,720,900      32.604     .15
Incentive AB, Class A (Sweden)                                                     154,300      15.220
Incentive AB, Class B                                                              150,000      14.702     .14
Ayala Corp. (Philippines)                                                       51,990,625      24.089     .11
Brierley Investments Ltd. (New Zealand)                                         16,000,000       9.189
Brierley Investments Ltd., convertible preferred shares                          1,500,000        .837     .05
Groupe Bruxelles Lambert SA, warrants, expire 1998 (Belgium) (1)                   126,900       6.000     .03



Broadcasting & Publishing- 4.52%
News Corp. Ltd. (American Depositary Receipts) (Australia)                       3,958,200     106.624
News Corp. Ltd., preferred shares                                               11,201,417      63.317
News Corp. Ltd.                                                                  8,727,899      57.597
News Corp. Ltd., preferred shares (American Depositary Receipts)                 1,181,600      27.177    1.19
Mediaset SpA (Italy) (2)                                                         9,174,544      58.188
Mediaset SpA                                                                     8,093,000      51.328     .51
CANAL+ (France)                                                                    518,015      97.094     .46
Thomson Corp. (Canada)                                                           2,660,000      83.441     .39
Grupo Televisa, SA (American Depositary Receipts) (Mexico) (1)                   1,791,800      65.625     .31
Publishing & Broadcasting Ltd.(Australia)                                       12,225,878      63.525     .30
SOFTBANK CORP. (Japan)                                                           1,375,900      55.367     .26
Pearson PLC (United Kingdom)                                                     2,460,000      39.902     .19
Daily Mail and General Trust PLC, Class A (United Kingdom)                         969,000      38.686     .18
Pathe (France)                                                                     157,300      32.097     .15
Carlton Communications PLC (United Kingdom)                                      3,866,250      30.677     .14
Television Broadcasts Ltd. (Hong Kong)                                          10,677,000      28.111     .13
Nippon Television Network Corp. (Japan)                                             57,000      16.903     .08
United News & Media PLC, 6.125% convertible debentures 2003 (United
 Kingdom)                                                                      L7,400,000       14.230     .07
Independent Newspapers, PLC (Ireland)                                            2,249,202      13.579     .06
Modern Times Group MTG AB, Class B (American Depositary Receipts)
 (Sweden) (1)                                                                      211,822       9.688
Modern Times Group MTG AB, Class A (1)                                             302,260       2.529     .06
Singapore Press Holdings Ltd. (Singapore)                                          650,760       7.457     .03
FXF Trust, units (Australia)                                                     8,595,700       1.280     .01



Energy Sources- 4.14%
TOTAL, Class B (France)                                                            891,211     106.954
TOTAL, Class B (American Depositary Receipts)                                    1,033,547      62.077     .79
Royal Dutch Petroleum Co. (New York Registered Shares) (Netherlands              1,600,000      90.525
Royal Dutch Petroleum Co.                                                          460,000      26.134
'Shell' Transport and Trading Co., PLC (New York Registered Shares)
 (United Kingdom)                                                                  675,000      29.869     .69
Elf Aquitaine (France)                                                             850,000     111.332     .52
Norsk Hydro AS (Norway)                                                            915,000      45.305
Norsk Hydro AS (American Depositary Receipts)                                      500,000      25.000     .33
Imperial Oil Ltd. (Canada)                                                       1,150,000      65.047     .31
Broken Hill Proprietary Co. Ltd. (Australia)                                     6,141,169      62.761     .29
YPF SA, Class D (American Depositary Receipts)(Argentina)                        1,817,000      61.778     .29
ENI SpA (American Depositary Receipts) (Italy)                                     550,000      37.262
ENI SpA                                                                          3,500,000      23.709     .29
Repsol SA (American Depositary Receipts) (Spain)                                 1,150,000      58.506     .27
Sasol Ltd. (South Africa)                                                        5,400,000      43.758     .21
Woodside Petroleum Ltd. (Australia)                                              4,200,000      27.800     .13
Suncor Energy Inc. (Canada)                                                        108,900       3.973     .02



Automobiles- 3.77%
Bayerische Motoren Werke AG (Germany)                                              281,909     311.489
Bayerische Motoren Werke AG, preferred shares                                       43,636      32.418    1.61
Suzuki Motor Corp. (Japan)                                                      12,746,000     119.613     .56
Peugeot SA (France)                                                                650,000     111.977     .53
Honda Motor Co., Ltd. (Japan)                                                    2,400,000      86.486     .41
Volvo AB, Class B (Sweden)                                                       2,500,000      79.442     .37
Toyota Motor Corp. (Japan)                                                       1,000,000      26.652     .12
Mazda Motor Corp. (Japan) (1)                                                    6,505,000      16.702     .08
Daimler-Benz AG, 4.125% convertible debentures 2003 (Germany)                DM13,522,000       12.201     .06
Edaran Otomobil Nasional Bhd. (Malaysia)                                         3,060,000       5.632     .03



Food & Household Products- 3.30%
Nestle SA (Switzerland)                                                            154,725     295.260    1.38
Reckitt & Colman PLC (United Kingdom)                                            6,816,250     126.177     .59
Unilever PLC (United Kingdom)                                                   10,800,000     102.038     .48
Groupe Danone (France)                                                             378,224      91.269     .43
Cadbury Schweppes PLC (United Kingdom)                                           6,609,282      89.245     .42



Insurance- 3.25%
ING Groep NV (Netherlands)                                                       5,497,179     311.813    1.46
Royal & Sun Alliance Insurance Group PLC (United Kingdom)                        7,753,283      98.664     .46
Union des Assurances Federales (France)                                            493,960      81.112     .38
PartnerRe Holdings Ltd. (Incorporated in Bermuda)                                1,621,900      79.676     .38
Corporacion Mapfre, CIR, SA (Spain)                                              1,241,568      46.476     .22
Guardian Royal Exchange PLC (United Kingdom)                                     5,390,700      38.536     .18
AXA Colonia Konzern AG (Germany)                                                   284,880      34.633
AXA Colonia Konzern AG, preferred shares                                            15,530       1.695     .17



Business & Public Services- 3.25%
Rentokil Group PLC (United Kingdom)                                             37,500,000     221.044    1.04
United Utilities PLC (United Kingdom)                                            6,606,698      97.828     .46
Reuters Group PLC (United Kingdom)                                               6,790,766      73.130
Reuters Group PLC (American Depositary Receipts)                                   134,333       8.673     .38
Brambles Industries Ltd. (Australia)                                             3,765,000      78.375     .37
Hyder PLC (United Kingdom)                                                       3,850,000      62.931     .29
Thames Water PLC (United Kingdom)                                                3,039,925      48.114     .23
Dimension Data Holdings Ltd. (South Africa)                                      5,231,200      33.507     .16
Havas SA (France)                                                                  336,678      27.860     .13
Securitas AB, Class B (Sweden)                                                     777,000      26.388     .12
Quebecor Printing Inc. (Canada)                                                    700,000      12.632     .06
Severn Trent PLC (United Kingdom)                                                   71,750       1.259     .01



Beverages & Tobacco- 3.15%
Panamerican Beverages, Inc., Class A (Mexico)                                    3,322,800     133.327     .63
Foster's Brewing Group Ltd. (Australia)                                         45,300,000      98.648     .46
Coca-Cola Amatil Ltd. (Australia)                                               11,233,184      88.108     .41
Asahi Breweries, Ltd. (Japan)                                                    4,460,000      58.931
Asahi Breweries, Ltd. 1.00% convertible debentures 2003                      Y924,000,000       10.405
Asahi Breweries, Ltd. 0.90% convertible debentures 2001                      Y520,000,000        5.817
Asahi Breweries, Ltd. 0.95% convertible debentures 2002                      Y410,000,000        4.540     .37
South African Breweries Ltd. (South Africa)                                      2,575,646      76.426     .36
Seagram Co. Ltd. (Canada)                                                        1,200,000      45.825     .22
San Miguel Corp., Class B (Philippines)                                         22,890,020      39.998     .19
Swedish Match AB (Sweden)                                                       12,000,000      39.855     .19
Cia. Cervejaria Brahma, preferred nominative (Brazil)                           50,000,000      38.746     .18
LVMH Moet Hennessy Louis Vuitton (France)                                          141,000      29.885     .14
ITC Ltd. (India)                                                                     3,232        .059     .00



Electronic Components- 3.04%
Rohm Co., Ltd. (Japan)                                                           2,235,000     204.707     .96
Murata Manufacturing Co., Ltd. (Japan)                                           4,786,000     132.226     .62
Kyocera Corp. (Japan)                                                            1,424,500      74.861     .35
Hirose Electric Co., Ltd. (Japan)                                                1,460,000      72.781     .34
Hoya Corp. (Japan)                                                               2,294,000      65.444     .31
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)                             8,990,000      44.402     .21
ASM Lithography Holding NV (Netherlands) (1)                                       400,000      36.939     .18
Delta Electronics, Inc., 0.50% convertible debentures 2004
 (Taiwan) (2)                                                                  $7,250,000        9.353     .04
LG Semicon Co., Ltd. (South Korea) (1)                                             596,650       7.243     .03



Merchandising- 2.87%
Kingfisher PLC (United Kingdom)                                                  6,691,700     125.215     .59
Tesco PLC (United Kingdom)                                                       9,793,974      97.118     .45
Cifra, SA de CV, Class V (Mexico)                                               36,408,570      66.617
Cifra, SA de CV, Class C                                                         8,402,600      14.802     .38
Safeway PLC (United Kingdom)                                                    10,615,000      65.765     .31
Dixons Group PLC (United Kingdom)                                                7,125,400      63.150     .30
Carrefour SA (France)                                                               98,000      57.698     .27
Coles Myer Ltd. (Australia)                                                      5,310,838      26.540     .12
H & M Hennes & Mauritz AB, Class B (Sweden)                                        500,000      25.097     .12
Woolworths Ltd. (Australia)                                                      5,586,860      20.893     .10
Koninklijke Ahold NV (Netherlands)                                                 550,000      17.748     .08
Amway Japan Ltd. (Japan)                                                           410,000       6.156
Amway Japan Ltd. (American Depositary Receipts)                                    715,000       5.765
AJL PEPS Trust                                                                     465,000       4.650     .08
Ito-Yokado Co., Ltd. (Japan)                                                       280,000      15.177     .07



Electrical & Electronic- 2.73%
Nokia Corp., Class K (Finland)                                                   1,116,700     120.175
Nokia Corp., Class A (American Depositary Receipts)                                500,000      53.969
Nokia Corp., Class A                                                               502,300      53.939    1.07
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                2,781,000     131.949
Telefonaktiebolaget LM Ericsson, Class B (American Depositary Recei              1,600,000      76.100     .97
Premier Farnell PLC (United Kingdom)                                            13,567,800      87.009     .41
Northern Telecom Ltd. (Canada)                                                     460,000      29.727     .14
ABB AB, Class B (Sweden)                                                           900,000      12.473
ABB AB, Class A                                                                    300,000       4.289     .08
Johnson Electric Holdings Ltd. (Hong Kong - Incorporated in Bermuda              3,074,556      13.134     .06



Utilities: Electric & Gas- 1.87%
Centrais Eletricas Brasileiras SA - ELETROBRAS, preferred nominative
 (American Depositary Receipts) (Brazil)                                         3,000,500      73.887
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative
 (American Depositary Receipts)                                                  1,119,000      25.737     .47
Cia. Energetica de Minas Gerais - CEMIG (American Depositary Receipts)
 (Brazil)                                                                        1,133,171      54.817
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative                  654,800,000      31.793
Cia. Energetica de Minas Gerais - CEMIG, ordinary nominative                   254,168,800       9.077
Cia. Energetica de Minas Gerais - CEMIG (American Depositary Receip                 21,300       1.030     .45
National Power PLC (United Kingdom)                                              7,135,400      73.142     .34
Scottish Power PLC (United Kingdom)                                              6,004,300      56.427     .27
Hongkong Electric Holdings Ltd. (Hong Kong)                                      9,397,000      32.260     .15
Manila Electric Co., Class B (Philippines)                                       6,601,111      21.672     .10
CESP - Cia. Energetica de Sao Paulo (American Depositary Receipts)
 (Brazil)                                                                          455,084       6.940
CESP - Cia. Energetica de Sao Paulo (American Depositary Receipts)                 297,000       4.529     .05
Unified Energy System of Russia (Global Depositary Receipts) (Russi                175,000       5.534     .03
Korea Electric Power Corp. (American Depositary Receipts) (South Ko                146,000       1.451     .01



Financial Services - 1.57%
Newcourt Credit Group Inc. (Canada)                                              4,613,900     230.923    1.08
Nichiei Co., Ltd. (Japan)                                                        1,007,930      89.292     .42
ORIX Corp. (Japan)                                                                 210,000      14.284     .07



Real Estate- 1.52%
Cheung Kong (Holdings) Ltd. (Hong Kong)                                         23,379,000     165.954     .78
Sun Hung Kai Properties Ltd. (Hong Kong)                                         7,875,000      53.613     .25
Ayala Land, Inc. (Philippines)                                                  89,515,600      43.253     .20
Security Capital Global Realty (Luxembourg) (1),(2),(3)                          1,125,000      22.500     .11
Mitsui Fudosan Co., Ltd. (Japan)                                                 2,230,000      21.262     .10
Mitsubishi Estate Co., Ltd. (Japan)                                              1,680,000      16.396     .08



Recreation & Other Consumer Products- 1.46%
Nintendo Co., Ltd. (Japan)                                                       1,644,500     141.980     .67
Fuji Photo Film Co., Ltd. (Japan)                                                1,280,000      47.664     .22
Bajaj Auto Ltd. (India)                                                          2,047,500      30.417
Bajaj Auto Ltd. (Global Depositary Receipts)                                        75,000       1.406     .15
Sony Music Entertainment (Japan) Inc. (Japan)                                      697,000      28.623     .13
Square Co., Ltd. (Japan)                                                           700,500      26.821     .13
EMI Group PLC (United Kingdom)                                                   2,865,067      23.811     .11
PolyGram NV (New York Registered Shares) (Netherlands)                             250,000      11.594     .05



Appliances & Household Durables- 1.42%
Sony Corp. (Japan)                                                               1,665,500     141.292     .66
Samsung Electronics Co., Ltd. (South Korea) (1)                                  2,041,450     107.678
Samsung Electronics Co., Ltd. (Global Depositary Receipts) (1), (2)                162,500       4.428     .53
Philips Electronics NV (Netherlands)                                               665,000      48.785     .23



Forest Products & Paper- 1.11%
Koninklijke KNP BT (Netherlands)                                                 3,430,000      90.125     .42
UPM-Kymmene Corp. (Finland)                                                      3,280,800      83.618     .39
Stora Kopparbergs Bergslags AB, Class B (Sweden)                                 1,650,000      25.340     .12
AssiDoman AB (Sweden)                                                              828,000      22.538     .11
MAYR-MELNHOF Karton AG (Austria)                                                   207,000      14.319     .07



Building Materials & Components- 1.07%
CEMEX, SA de CV, ordinary participation certificates (Mexico) (1)               17,420,650      77.334
CEMEX, SA de CV, Class B (1)                                                     2,210,625      11.942
CEMEX, SA de CV, ordinary participation certificates, Class A (1)                1,793,075       8.002     .46
Holderbank Financiere Glaris Ltd. (Switzerland)                                     63,938      67.017     .31
Caradon PLC (United Kingdom)                                                    20,000,000      63.209     .30



Industrial Components- 1.04%
Minebea Co., Ltd. (Japan)                                                        6,578,000      72.101     .34
Cie. Generale des Etablissements Michelin, Class B (France)                      1,009,444      60.230     .28
Bridgestone Corp. (Japan)                                                        2,240,000      50.787     .24
Morgan Crucible Co. PLC (United Kingdom)                                         3,408,240      25.732     .12
NSK Ltd. (Japan)                                                                 3,470,000      13.677     .06



Metals: Nonferrous- 0.83%                                                                                  .00
Pechiney, Class A (France)                                                       2,028,675      93.261     .44
WMC Ltd. (Australia)                                                             9,753,391      33.441     .16
Cominco Ltd. (Canada)                                                            1,024,000      17.792     .08
Teck Corp., Class B (Canada)                                                       900,000      13.006     .06
Alcan Aluminium Ltd. (Canada)                                                      400,000      12.500     .06
Inco Ltd. (Canada)                                                                 350,000       6.541     .03



Electronic Instruments- 0.78%
ADVANTEST CORP. (Japan)                                                          2,069,760     134.410     .63
Tokyo Electron Ltd. (Japan)                                                        975,000      32.866     .15



Machinery & Engineering- 0.57%
Valmet Oy (Finland)                                                              3,400,000      54.539     .26
Kvaerner AS, Class A (Norway)                                                      924,800      41.672     .19
Kawasaki Heavy Industries, Ltd. (Japan)                                          6,800,000      13.631     .06
Komori Corp. (Japan)                                                               750,000      11.937     .06



Chemicals- 0.54%
BOC Group PLC (United Kingdom)                                                   4,738,240      75.588     .36
L'Air Liquide (France)                                                             229,946      38.946     .18



Transportation: Shipping- 0.44%
Bergesen d.y. AS, Class B (Norway)                                               1,130,000      23.831
Bergesen d.y. AS, Class A                                                          542,800      11.518     .16
Stolt-Nielsen SA, Class B (American Depositary Receipts) (Incorporated
 in Luxembourg)                                                                    845,000      16.794
Stolt-Nielsen SA                                                                   837,000      16.740     .16
Nippon Yusen KK (Japan)                                                          7,000,000      25.173     .12



Data Processing & Reproduction- 0.41%
Fujitsu Ltd. (Japan)                                                             8,446,000      88.138     .41



Textiles & Apparel- 0.30%
Gucci Group NV (New York Registered Shares) (Netherlands)                        1,338,000      63.555     .30



Aerospace & Military Technology- 0.21%
Bombardier Inc., Class B (Canada)                                                1,829,000      45.190     .21



Metals: Steel- 0.18%
Kawasaki Steel Corp. (Japan)                                                    26,113,500      38.425     .18



Leisure & Tourism- 0.17%
Granada Group PLC (United Kingdom)                                               1,631,313      29.298     .14
Mandarin Oriental International Ltd. (Singapore - Incorporated in
 Bermuda)                                                                        9,670,312       7.736     .03



Transportation: Airlines- 0.14%
Qantas Airways Ltd. (Australia)                                                 18,158,449      29.687     .14



Wholesale & International Trade- 0.09%
Mitsui & Co., Ltd. (Japan)                                                       3,000,000      19.099     .09



Gold Mines- 0.04%
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts) (Ghana)                   879,522       8.191     .04



Miscellaneous Materials & Commodities- 0.04%
SGL Carbon AG (Germany)                                                             72,600       8.033     .04



Transportation: Rail & Road- 0.02%
Guangshen Railway Co. Ltd., Class H (American Depositary Receipts)                 286,400       3.401     .02
 (People's Republic of China)



Miscellaneous- 2.47%
Other equity securities in initial period of acquisition                                       526.447    2.47
                                                                                          ----------- --------

TOTAL EQUITY SECURITIES (cost: $13,815.030 million)                                         19,270.930   90.41
                                                                                          ----------- --------

BONDS
                                                                                Principal
                                                                                   Amount
                                                                               (Millions)
Argentinean Government- 0.15%
Argentina 11.375% January 2017                                                    $14.500       16.458     .08
Argentina 11.75% February 2007                                                  ARP14.000       14.597     .07



Broadcasting & Publishing- 0.07%
Grupo Televisa, SA 0%/13.25% May 2008 (4)                                         $20.000       15.600     .07
                                                                                          ----------- --------

TOTAL BONDS (cost: $42.933 million)                                                             46.655     .22
                                                                                          ----------- --------

                                                                                Principal      Market Percent
                                                                                   Amount       Value  of Net
SHORT-TERM SECURITIES                                                          (Millions)  (Millions)  Assets

Corporate Short-Term Notes- 6.52%
Abbey National North America 5.42%-5.52% due 4/9-5/18/98                          $115.000    $114.572     .54
National Australia Funding (Delaware) Inc. 5.44%-5.47% due 4/13-6/2                 93.200      92.626     .44
General Electric Capital Corp. 5.48%-6.125% due 4/1-6/3/98                          90.350      89.910     .42
Svenska Handelsbanken Inc. 5.35%-5.55% due 4/7-5/20/98                              85.900      85.648     .40
Lloyds Bank PLC 5.41%-5.45% due 4/14-6/9/98                                         84.700      84.110     .39
International Lease Finance Corp. 5.36%-5.47% due 4/16-6/19/98                      75.000      74.570     .35
Halifax PLC 5.44%-5.53% due 4/8-6/24/98                                             74.600      74.131     .35
Canada Bills 5.40%-5.48% due 4/3-4/30/98                                            73.000      72.850     .34
Canadian Wheat Board 5.40%-5.46% due 5/14-6/17/98                                   73.500      72.827     .34
Rank Xerox Capital (Europe) PLC 5.45%-5.52 due 4/21-5/19/98                         68.700      68.299     .32
Toronto-Dominion Holdings (USA) Inc. 5.43%-5.50% due 5/4-5/13/98                    61.600      61.238     .29
France Telecom 5.43%-5.52% due 5/15-6/1/98                                          60.000      59.497     .28
American Express Credit Corp. 5.51%-5.53% due 4/17-5/4/98                           57.800      57.559     .27
Barclays U.S. Funding Corp. 5.415%-5.49% due 4/17-5/8/98                            55.600      55.378     .26
Ford Credit Europe PLC 5.51%-5.56% due 4/8-5/22/98                                  55.300      55.033     .26
Commerzbank U.S. Finance Inc. 5.44% due 5/15-5/20/98                                53.000      52.613     .25
ABN AMRO North America Finance Inc. 5.47%-5.54% due 4/6-6/16/98                     51.442      51.108     .24
Reed Elsevier Inc. 5.41%-5.44% due 4/2-4/17/98                                      50.000      49.940     .23
Societe Generale North America 5.40%-5.51% due 4/15-5/19/98                         43.700      43.538     .20
Minnesota Mining and Manufacturing Co. 5.39% due 4/20/98                            40.000      39.880     .19
Repsol International Finance BV 5.43% due 5/1-5/5/98                                35.000      34.826     .16



Federal Agency Discount Notes- 1.78%
Federal Home Loan Banks 5.34% due 4/15-4/24/98                                     126.654     126.303     .59
Fannie Mae 5.33%-5.35% due 4/16-6/5/98                                              93.775      93.257     .44
International Bank for Reconstruction and Development
 5.36%-5.40% due 5/15-7/2/98                                                        85.000      84.113     .39
Freddie Mac 5.32%-5.44% due 4/30-6/4/98                                             76.300      75.695     .36



Certificates of Deposit- 0.66%
Canadian Imperial Bank of Commerce 5.55%-5.56% due 5/5-5/12/98                      60.000      60.000     .28
Westdeutsche Landesbank Girozentrale 5.59% due 4/14/98                              50.000      50.000     .24
Societe Generale 5.53% due 4/21/98                                                  30.000      30.000     .14



U.S. Treasury Obligations - 0.23%
 5.295% April 1998                                                                  50.000      49.841     .23



Non-U.S. Currency- 0.04%
New Taiwanese Dollar                                                           NT$278.926        8.504     .04
                                                                                          ----------- --------

TOTAL SHORT-TERM SECURITIES (cost: $1,969.621 million)                                       1,967.866    9.23
                                                                                          ----------- --------

TOTAL INVESTMENT SECURITIES (cost: $15,827.584 million)                                     21,285.451   99.86
Excess of cash and receivables over payables                                                    30.732     .14
                                                                                          ----------- --------

NET ASSETS                                                                                 $21,316.183100.00%
                                                                                          =========== ========

(1) Non-income-producing securities.
(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.
(4) Step bond; coupon rate will increase at a later date.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE SEPTEMBER 30, 1997

Bank of Montreal
Caradon
Cie. Financiere Richemont
Compania de Telecomunicaciones de Chile
ForeningsSparbanken
France Telecom
Guardian Royal Exchange
Gucci Group
Imperial Oil
Koninklijke Ahold
Mazda Motor
Newcourt Credit Group
Nichiei
Nippon Telegraph and Telephone
NSK
Security Capital Global Realty
Societe Generale
Suez Lyonnaise des Eaux
Taiwan Semiconductor Manufacturing
TI Group



EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE SEPTEMBER 30, 1997

Acer
AGA
B A T Industries
Bangkok Bank
Barclays
Billiton
British Aerospace
C & P Homes
Calsonic
Carter Holt Harvey
Cie. de Saint-Gobain
De Beers Consolidated Mines
Elan
Elsevier
Enersis
Euro Disney
First Pacific
George Weston
GIO Australia Holdings
Hanjaya Mandala Sampoerna
Huaneng Power International
Hyundai Motor
Indofood Sukses Makmur
Industriforvaltnings AB Kinnevik
Korea First Bank
Lion Nathan
Mitsubishi
National Australia Bank
Noranda
Normandy Mining
Cos Lukoil
Olivetti
Petrofina
Redland
Reed International
Regie Nationale des Usines Renault
Rio Tinto
Sankyo
Secom
South China Morning Post
Sumitomo Electric Industries
Television Francaise /1/
Thorn
Universal Robina
Verenigd Bezit VNU
Volkswagen
WHSmith Group
Wolters Kluwer
Yasuda Fire and Marine Insurance

EuroPacific Growth Fund
Financial Statements
----------------------------------------------          --------------- --------------
Statement of Assets and Liabilities
at March 31, 1998 (dollars in millions)
----------------------------------------------         ----------------  -------------
ASSETS:
Investment securities at market
 (cost: $15,827.584)                                                       $21,285.451
Cash                                                                             1.705
Receivables for-
 Sales of investments                                           $67.121
 Sales of fund's shares                                          37.813
 Forward currency contracts                                       3.822
 Dividends and accrued interest                                  55.556        164.312
                                                    ------------------- ---------------
                                                                            21,451.468
LIABILITIES:
Payables for-
 Purchases of investments                                       100.117
 Repurchases of fund's shares                                    20.003
 Management services                                              8.351
 Accrued expenses                                                 6.814        135.285
                                                    ------------------- ---------------
NET ASSETS AT MARCH 31, 1998-
 Equivalent to $29.56 per share on
 721,070,401 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                               $21,316.183
                                                                        ===============



Statement of Operations
for the year ended March 31, 1998 (dollars in millions)
----------------------------------------------          ---------------  -------------
INVESTMENT INCOME:
Income:
 Dividends                                                     $344.694
 Interest                                                       134.952       $479.646
                                                    -------------------
Expenses:
 Management services fee                                         90.507
 Distribution expenses                                           45.288
 Transfer agent fee                                              14.109
 Reports to shareholders                                           .602
 Registration statement and prospectus                            1.628
 Postage, stationery and supplies                                 2.653
 Trustees' fees                                                    .197
 Auditing and legal fees                                           .093
 Custodian fee                                                    9.572
 Taxes other than federal income tax                               .299
 Other expenses                                                    .432        165.380
                                                   -------------------- ---------------
 Net investment income                                                         314.266
                                                                        ---------------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                            1,082.594
Net increase in unrealized appreciation
 on investments                                               2,216.766
Net decrease in unrealized appreciation
 on forward currency contracts                                   (4.160)     2,212.606
                                                   ------------------------------------
 Net realized gain and unrealized appreciation
  on investments                                                             3,295.200
                                                                        ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                 $3,609.466
                                                                        ===============




----------------------------------------------      ------------------- ---------------

Statement of Changes in Net Assets                  Year ended March 31
(dollars in millions)                                              1998           1997
----------------------------------------------      ------------------- ---------------
OPERATIONS:
Net investment income                                      $    314.266   $    258.101
Net realized gain on investments                              1,082.594        799.451
Net increase in unrealized appreciation
 on investments                                               2,212.606      1,098.239
                                                    ------------------- ---------------
 Net increase in net assets
  resulting from operations                                   3,609.466      2,155.791
                                                    ------------------- ---------------

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                           (294.902)      (236.013)
Distributions from net realized gain on
 investments                                                 (1,301.823)      (503.619)
                                                    ------------------- ---------------
 Total dividends and distributions                           (1,596.725)      (739.632)
                                                    ------------------- ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold: 177,804,677
 and 195,364,825 shares, respectively                         4,969.746      4,950.543
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 58,392,228 and 28,349,252 shares,
 respectively                                                 1,529.590        704.707
Cost of shares repurchased: 142,024,433
 and 104,945,629 shares, respectively                        (3,932.937)    (2,669.767)
                                                    ------------------- ---------------

 Net increase in net assets resulting from
  capital share transactions                                  2,566.399      2,985.483
                                                    ------------------- ---------------

TOTAL INCREASE IN NET ASSETS                                  4,579.140      4,401.642

NET ASSETS:
Beginning of year                                            16,737.043     12,335.401
                                                      ----------------- ---------------
End of year (including undistributed
 net investment income:  $71.284
 and $50.769, respectively)                                 $21,316.183    $16,737.043
                                                   ==================== ===============

See Notes to Financial Statements

Notes to Financial Statements

1. EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

 Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of March 31, 1998, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $5,456,184,000, net of accumulated deferred taxes totaling $1,683,000 on unrealized appreciation of Indian securities, of which $6,398,034,000 related to appreciated securities and $940,167,000 related to depreciated securities. During the year ended March 31, 1998, the fund realized, on a tax basis, a net capital gain of $1,073,508,000 on securities transactions. Net gains related to non-U.S. currency and other transactions of $9,086,000 were treated as ordinary income for federal income tax purposes. The capital gain distributions paid in June and December 1997 include $11,265,000 of realized non-U.S. currency gains. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $15,827,584,000 at March 31, 1998.

3. The fee of $90,507,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding
$4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17.0 billion; and 0.445% of such assets in excess of $17.0 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended March 31 1998, distribution expenses under the Plan were $45,288,000. As of March 31, 1998, accrued and unpaid distribution expenses were $3,460,000.

   American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $14,109,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $10,044,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1998, aggregate amounts deferred and earnings thereon were $445,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of March 31, 1998, accumulated undistributed net realized gain on investments and currency gains was $336,293,000 and paid-in capital was $14,728,358,000. The fund reclassified $1,151,000 and $19,147,000 from undistributed net realized gains to undistributed net investment income and undistributed net realized currency gains, respectively, for the year ended March 31, 1998.

   The fund made purchases and sales of investment securities, excluding short-term securities, of $6,539,159,000 and $5,184,349,000, respectively, during the year ended March 31, 1998.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $9,572,000 includes $129,000 that was paid by these credits rather than in cash.

   Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended March 31, 1998, such non-U.S. taxes were $37,631,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $11,212,000 for the year ended March 31, 1998.

   At March 31, 1998, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency           Contract Amounts                         U.S. Valuation at 3/31/97
Sale Contracts
                            Non-U.S.              U.S.               Amount               Unrealized
                                                                                          Appreciation
Brazilian Real              BRL72,468,000         $58,750,000        $60,281,000          $(1,531,000)
expiring 10/6/98
Japanese Yen                Y6,035,175,000        51,287,000         45,934,000           5,353,000
expiring
5/14/98 to 10/22/98
                                                  110,037,000        106,215,000          3,822,000


To the Board of Trustees and Shareholders of EuroPacific Growth Fund:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Fund") at March 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
April 30, 1998


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                             Dividends and Distributions per Share


To Shareholders       Payment Date           From Net           From Net Realized          From Net
of Record                                    Investment         Short-term Gains           Realized Long-term Gains
                                             Income

May 30, 1997          June 2, 1997           $.09               $.057                      $.823

December 12, 1997     December 15, 1997      .36                 .225                      .825*


* Includes $0.7062 long-term capital gains taxed at a rate of 20%.
The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended March 31, 1998 is $0.0545 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


Per-Share Data and Ratios
                                          Year
                                         ended
                                         March
                                            31
                                           1998       1997     1996    1995       1994
Net Asset Value, Beginning
 of Year                                $26.70     $24.28   $20.89  $21.95     $17.64
                                    ------------------------------ -------------------
 Income From Investment
  Operations:
  Net investment income                    .45        .46      .46     .35        .24
  Net realized gain and change in
   appreciation on investments            4.79       3.28     3.63    (.19)       4.37
                                    ------------------------------ ------------------
   Total income from investment
    operations                            5.24       3.74     4.09     .16       4.61
                                    ------------------------------ ------------------
 Less Distributions:
  Dividends from net investment
   income                                (.433)      (.41)    (.49)  (.317)     (.187)
  Dividends from net realized
   non-U.S. currency gains (1)           (.017)      (.03)       -   (.003)     (.043)
  Distributions from net
   realized gains                        (1.93)      (.88)    (.21)   (.90)      (.07)
                                    ------------------------------ ------------------
   Total distributions                   (2.38)     (1.32)    (.70)  (1.22)      (.30)
                                    ------------------------------ ------------------
Net Asset Value, End of Year            $29.56     $26.70   $24.28  $20.89     $21.95
                                    ============================== ==================

Total Return (2)                         20.97%     15.88%   19.84%    .71%     26.27%


Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                        $21,316    $16,737  $12,335  $8,588     $6,429
 Ratio of expenses to average
  net assets                               .86%       .90%     .95%    .97%       .99%
 Ratio of net income to average
  net assets                              1.64%      1.77%    2.09%   1.80%      1.13%
 Average commissions paid per
  share (3)                               .41c      1.36c    1.10c    .21c       .08c
 Portfolio turnover rate                 30.51%     25.82%   21.77%  16.02%     21.37%


(1) Realized non-U.S. currency
 gains are treated as ordinary
 income for federal income tax
 purposes.

(2)Excludes maximum sales charge
 of 5.75%.

(3) Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased or
 reduce the proceeds of securities
 sold, and are not separately reflected
 in the fund's statement of operations.
 Shares traded on a principal basis
 (without commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded. Generally,
 non-U.S. commissions are lower than
 U.S. commissions when expressed as
 cents per share but higher when
 expressed as a percentage of
 transaction amount because of the lower
 per-share prices of many non-U.S.
 securities.